SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the "Agreement") is entered into and effective as of January __, 2007, by and among Avalon Development Enterprises, Inc., a Florida corporation (the “Buyer”), Global Telecom Holdings Limited (“GTHL”), a British Virgin Islands corporation (the “Company”), and the shareholders of the GTHL more particularly described on Exhibit A attached hereto and incorporated herein (collectively the “Shareholders”).

1. RECITALS

This Agreement is entered into with reference to and in contemplation of the following facts, circumstances and representations:

  1.1. The Shareholders are the owners of 1,000 shares of the common stock of GTHL, which represent all of the issued and outstanding shares of the common stock (the “Shares”).

1.2 Buyer desires to issue a total of 39,817,500 shares of its common stock (the "Buyer Shares") to the Shareholders in exchange for the GTHL Shares.

1.3 The Shareholders desire to exchange the GTHL Shares for the Buyer Shares in accordance with the terms and conditions of this Agreement.

1.4. Buyer, the Shareholders and GTHL desire that this transaction be consummated.

2. EXCHANGE AND ISSUANCE OF SHARES

2.1 Exchange of Buyer Shares: Buyer shall exchange and deliver to the Shareholders a total of 39,817,500 restricted shares of the common stock of Buyer in accordance with the allocation set forth in the attached Schedule “A.”

2.2 Exchange of GTHL Shares: At the Closing, the Shareholders shall exchange and deliver to Buyer a total of 1,000 shares of the common stock of GTHL which represents one hundred percent (100%) of the issued and outstanding shares of GTHL.

2.3 Nature of Buyer Shares: The Buyer Shares shall be issued with a restrictive legend in accordance with the rules and regulations of the Securities and Exchange Commission.

2.4 Private Sale Acknowledgment: The parties acknowledge and agree that the exchange and issuance of the Buyer Shares is being undertaken as a private sale pursuant to Section 4(2) of the Securities Act of 1933, as amended and Florida Revised Statutes, and is not being transacted via a broker-dealer and/or in the public market place.

3. REPRESENTATIONS AND WARRANTIES OF BUYER.

Buyer represents and warrants to the Shareholders and GTHL as follows:

3.1 Organization: Buyer is a corporation duly incorporated and validly existing under the laws of the State of Florida and is in good standing with respect to all of its regulatory filings.

3.2 Capitalization: The authorized capital of Buyer consists of 75,000,000 common shares with a par value $.01, of which 13,072,500 common shares have been issued and are currently outstanding.

3.3 Books and Records: All material transactions of Buyer have been promptly and properly recorded or filed in or with its books and records and the Minute Book of Buyer contains records of all meetings and proceedings of the shareholders and directors thereof.

3.4 Legal Compliance: To the best of its knowledge, Buyer is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which Buyer is subject or which apply to it or any of its assets.

3.5 Tax Returns: All tax returns and reports of Buyer required by law to be filed prior to the date hereof have been filed and are substantially true, complete and correct and all taxes and governmental charges have been paid.

3.6 Adverse Financial Events: Buyer has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

3.7 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of Buyer threatened against or affecting Buyer at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency.

3.8 Employee Liabilities: Buyer has no known liability to former employees or any liability to any governmental authorities with respect to current or former employees.

3.9 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the articles or by-laws of Buyer or of any agreement to which Buyer is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by Buyer and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of Buyer.

3.10 Validly Issued and Authorized Shares: That the Buyer Shares will be validly authorized and issued by Buyer, they will be fully paid and non-assessable and they will be issued in full compliance with all federal and state securities laws.

3.11 Corporate Authority: The officers or representatives of Buyer executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Board of Directors and shareholders of Buyer.

3.12 Financial Statements of Buyer. The Buyer warrants and represents that the financial statements found on Schedule B fairly represent the financial position of the Buyer as at September 30, 2006. The Buyer further represents that no material changes have occurred since September 30, 2006 and no contingent liability undisclosed.

4.	REPRESENTATIONS OF GTHL AND THE SHAREHOLDERS

GTHL and the Shareholders collectively and individually hereby represent and warrant as follows:

4.1 Share Ownership: The Shareholders are the owners, beneficially and of record, of the GTHL Shares and said shares are free and clear of all liens, encumbrances, claims, charges and restrictions.

4.2 Transferability of GTHL Shares: That the Shareholders have full power to transfer the GTHL Shares to Buyer without obtaining the consent or approval of any other person or governmental authority.

4.3 Validly Issued and Authorized Shares: That the GTHL Shares are validly authorized and issued, fully paid, and nonassessable, and the GTHL Shares have been so issued in full compliance with all securities laws of the State of Nevada.

4.4 Organization: GTHL is a corporation duly incorporated and validly existing under the laws of the British Virgin islands and is in good standing with respect to all of its regulatory filings.

4.5 Capitalization: The authorized capital of GTHL consists of 50,000 common shares, par value US$1 of which 1,000 common shares are issued and outstanding as fully paid and non-assessable shares.

4.6 Books and Records: All material transactions of GTHL have been promptly and properly recorded or filed in or with its books and records and the Minute Book of GTHL contains records of all meetings and proceedings of the shareholders and directors thereof.

4.7 Legal Compliance: GTHL is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which GTHL is subject or which apply to it or any of its assets.

4.8 Tax Returns: All tax returns and reports of GTHL required by law to be filed prior to the date hereof have been filed and are true, complete and correct and all taxes and governmental charges have been paid.

4.9 Adverse Financial Events: GTHL has not experienced nor is it aware of any occurrence or event which has had or might reasonably be expected to have a material adverse effect on its financial condition.

4.10 Disputes, Claims and Investigations: There are no disputes, claims, actions, suits, judgments, investigations or proceedings outstanding or pending or to the knowledge of GTHL threatened against or affecting GTHL at law or in equity or before or by any federal, municipal or other governmental department, commission, board, bureau or agency.

4.11 Employee Liabilities: GTHL has no liability to former employees or any liability to any government authorities with respect to current or former employees.

4.12 No Conflicts or Agreement Violations: The execution, delivery and performance of this Agreement will not conflict with or be in violation of the Articles of Incorporation of GTHL or of any agreement to which GTHL is a party and will not give any person or company a right to terminate or cancel any agreement or right enjoyed by GTHL and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the assets of GTHL.

4.13 No Liens: That GTHL has not received a notice of any assignment, lien, encumbrance, claim or charge against the GTHL Shares.

4.14 Corporate Authority: The officers or representatives of GTHL executing this Agreement represent that they have been authorized to execute this Agreement pursuant to a resolution of the Boards of Directors and shareholders of GTHL.

4.16 Business of GTHL: GTHL is in the business of distribution of cell phone and cell phone related products and owns the assets and intellectual property listed in Schedule C attached hereto free of all encumbrances. The assets listed in Schedule C are all the assets used in the operation of GTHL’s business.

4.17 Operation: Until the Closing GTHL will continue to operate its business in the normal course and will not enter any material contracts or incur material obligations without the written consent of the Buyer.

5. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS ALONE

The Shareholders alone further represent and warrant to Buyer as follows with respect to the Buyer Shares:

5.1 Financially Responsible: That they are financially responsible, able to meet their obligations and acknowledge that this investment will be speculative.

5.2 Investment Experience: That they have had experience in the business of investments in one or more of the following: (i) investment experience with securities such as stocks and bonds; (ii) ownership of interests in partnerships, new ventures and start-up companies; (iii) experience in business and financial dealings; and that they can protect their own interests in an investment of this nature and they do not have an "Investor Representative", as that term is defined in Regulation D of the Securities Act of 1933 and do not need such an Investor Representative.

5.3 Investment Risk: That they are capable of bearing the high degree of economic risks and burdens of this investment, including but not limited to the possibility of complete loss of all their investment capital and the lack of a liquid market, such that they may not be able to liquidate readily the investment whenever desired or at the then current asking price.

5.4 Access to Information: That they have had access to the information regarding the financial condition of Buyer and they were able to request copies of such information, ask questions of and receive answers from Buyer regarding such information and any other information their desires concerning the Buyer Shares, and all such questions have been answered to their full satisfaction.

5.5 Private Transaction: That at no time was were they presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising.

5.6 Investment Intent: The Buyer Shares are not being purchased with a view to or for the resale or distribution thereof and they have no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

5.7 Due Diligence: That the Shareholders shall have completed a due diligence review of the affairs of Buyer and are satisfied with the results of that review.

6. CLOSING, ESCROW HOLDER AND CONDITIONS TO CLOSING

6.1 Exchange Closing: The closing of the share exchange as contemplated by this Agreement (the "Closing") shall take place at the offices of Anslow & Jaclin, LLP, 195 Route 9 South, Suite 204 Manalapan, NJ 07726 or such other place as agreed by the parties at such time and place as may be agreed among by the parties, but in no event later than March 31, 2007.

6.2 Closing Conditions: Prior to the Closing the following will be required:

6.2.1. Delivery of GTHL Shares: The Shareholders shall deliver to Buyer the certificate or certificates representing the GTHL Shares, duly endorsed for transfer accompanied by a duly executed assignment of the GTHL Shares to Buyer. The Shareholders will deliver the GTHL Shares in escrow to Anslow & Jaclin, LLP, Attention Gregg Jaclin who will be instructed to hold the GTHL Shares in escrow on the terms set out in this Agreement pending Closing.

If Closing does not occur as set out herein, Anslow & Jaclin, LLP are instructed and authorized to return the GTHL Shares to the Shareholders.

6.2.2. Delivery of Buyer Shares: Buyer shall deliver to the Shareholders certificates representing the Buyer Shares registered in the names of the Shareholders as set forth in Schedule “A” to Anslow & Jaclin, LLP who will on Closing deliver the Buyer Shares to a representative of the Shareholders. If Closing does not occur as set out herein, Anslow & Jaclin, LLP are instructed and authorized to return the Buyer Shares to the Buyer.

6.2.3. Requisite Corporate Resolutions: Each party shall deliver to the other certified copies of resolutions from their respective Boards of Directors and shareholders authorizing the subject transaction.

6.2.4. Satisfactory Completion of Due Diligence: GTHL shall deliver to the other written notice that it has completed its due diligence investigation and is satisfied with the results of such investigation.

6.2.5. Audited financial statements of GTHL in US GAAP for the 2 years to the end of GHTL’s fiscal year end and unaudited statements for any quarters ending after the fiscal year end but prior to the Closing Date. GTHL agrees to provide these within 45 days of execution of this Agreement.

6.2.6. An 8-K for filing with the SEC with registration statement level disclosure about the business and management of GTHL and the acquisition of GTHL by the Buyer, as prepared by the Buyer. GTHL and the Shareholders will provide full disclosure and assistance as requested by the Buyer and its advisors for the purpose of preparing such filing.

6.2.7.  Closing by the Buyer of a private placement for a minimum of $500,000 in gross proceeds, which funds will be used in the development of the business of GTHL and for working capital.

6.3 Close of Transaction: The subject transaction shall "close" upon the satisfaction of the above conditions.

6.4 Notices: All notices given pursuant to this Agreement must be in writing and may be given by (1) personal delivery, or (2) registered or certified mail, return receipt requested, or (3) via facsimile transmission to the parties as set forth below. Any party hereto may by notice so given change its address for any future notices:

    If to Buyer:     Avalon Development Enterprises, Inc.
                5113 Central Avenue,
St. Petersberg, Florida 33710
USA

With a copy to:       Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, NJ 07726
Attention: Gregg Jaclin
Tel: (732) 409-1212
Fax: (732) 577-1188

If to Company
                            and Shareholders     Room 1802, North Tower,
                                    Suntec Plaza, No. 197
                                    Guangzhou Avenue North,
                                    Guangzhou, PRC 510075

7. COOPERATION, ARBITRATION, INTERPRETATION, MODIFICATION AND ATTORNEY FEES

7.1 Cooperation of Parties: The parties further agree that they will do all things necessary to accomplish and facilitate the purpose of this Agreement and that they will sign and execute any and all documents necessary to bring about and perfect the purposes of this Agreement.

7.2 Interpretation of Agreement: The parties agree that should any provision of this Agreement be found to be ambiguous in any way, such ambiguity shall not be resolved by construing such provisions or any part of or the entire Agreement in favor of or against any party herein, but rather by construing the terms of this Agreement fairly and reasonably in accordance with their generally accepted meaning.

7.3 Modification of Agreement: This Agreement may be amended or modified in any way at any time by an instrument in writing stating the manner in which it is amended or modified and signed by each of the parties hereto. Any such writing amending or modifying this Agreement shall be attached to and kept with this Agreement.

7.4 Attorney Fees: If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of the Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

7.5 Entire Agreement: This Agreement constitutes the entire Agreement and understanding of the parties hereto with respect to the matters herein set forth, and all prior negotiations, writings and understandings relating to the subject matter of this Agreement are merged herein and are superseded and canceled by this Agreement.

7.6 Counterparts: This Agreement may be signed in one or more counterparts.

7.7 Facsimile Transmission Signatures: A signature received pursuant to a facsimile transmission shall be sufficient to bind a party to this Agreement.

7.8 Accounting/Legal Fees:  Buyer hereby agrees to pay for any and all reasonable and necessary accounting and legal fees, including any audit required to comply with the filing requirements of the Securities and Exchange Commission.

8. CONFIDENTIALITY AND STANDSTILL AGREEMENT

8.1  Confidentiality: The Shareholders and GTHL acknowledge that the Buyer is a public company and has an obligation to disclose all material information about its affairs. The Shareholders agree that they will not trade in the securities of the Buyer while in possession of, nor will they inform others of (except on a need to know basis), any non-disclosed material information about the Buyer.

8.2 Standstill: The Shareholders and GTHL agree that they will not for a period of 90 days after execution hereof, negotiate with any party other than the Buyer as to the disposition or development of the Business. The parties may extend the term of this clause by mutual agreement.

IN WITNESS WHEREOF, this Agreement is executed by the parties as of the date first-above written .

BUYER:

AVALON DEVELOPMENT ENTERPRISES, INC,
A Florida corporation

By /s/ Allen Greenberg__________
Allen Greenberg
Its: President

COMPANY:

GLOBAL TELECOM HOLDINGS, LTD.,
A British Virgin Islands corporation

By: /s/ Li Yankuan__________________
Li Yankuan
Its: President

SHAREHOLDERS:

GLOBAL TELECOM HOLDINGS LIMITED,
a British Virgin Islands corporation, as Attorney-in-fact

By: /s/ Li Yankuan _________________________
Li Yankuan, its President

SCHEDULE “A”
Allocation of Shareholders

Total of 39,817,500 shares to be issued as follows:

Li Yankuan	12,343,424
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Chen Haiying	597,262
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Li Hanguang	1,791,787
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Ni Jingda	1,792,769
Apt Dô29/FôA5Building, Haojing Xuan, Regal Riviera, Yi Yuan Road, HaiZhu District, Guangzhou, China
Li Zhikeng	1,791,787
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Li Yanfen	1,791,787
Apt Dô29/FôA5Building, Haojing Xuan, Regal Riviera, Yi Yuan Road, HaiZhu District, Guangzhou, China
Wu Linnian	1,393,613
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Fung Sui	398,175
Room A, 1/F, Yue Fat Building, 87/91 Tai Po Road, Kowloon, Hong Kong
Liang Huiyi	796,350
Apt Dô29/FôA5Building, Haojing Xuan, Regal Riviera, Yi Yuan Road, HaiZhu District, Guangzhou, China
Henan Huasheng Investment Limited	1,791,788
Apt Dô29/FôA5Building, Haojing Xuan, Regal Riviera, Yi Yuan Road, HaiZhu District, Guangzhou, China
Yan Chendi	2,070,510
Room 904, No. 8, Hanzhong Road, Shanghai, China 200070
Hui Wan Sang	1,393,613
Rm 203, Siu Fat Ind. Bldg., 139-141 Wai Yip St, Kwun Tong, Kowloon, Hong Kong
Kay Choong Loon Stephen	716,715
Rm 203, Siu Fat Ind. Bldg., 139-141 Wai Yip St, Kwun Tong, Kowloon, Hong Kong
Investgold Limited	1,393,613
Rm 203, Siu Fat Ind. Bldg., 139-141 Wai Yip St, Kwun Tong, Kowloon, Hong Kong
Lee Li	955,620
1B, Block 1, Constellation Cove, 1 Hung Lam Drive, Tai Po, NT, Hong Kong
Chan Chui Yin Ada	238,905

Flat B, 20/F, Blk 1, Villa by the Park, Yuen Long, NT, Hong Kong
Wong Chi Tat	238,905
Rm 6, 14/F, Siu Yin House, Siu Hong Court, Tuen Mun, NT, Hong Kong
Lee Ming Michael	358,358
Rm F, 10/F, Block 10, Laguna Verde, Hunghom, Kowloon, Hong Kong
Lun Wen Lin	477,810
Rm 403, No. 18 Qiao Yi First Street, Tian He Bei Road, Guangzhou, China
Liang Rui Yi	597,263
Rm 403, No. 18 Qiao Yi First Street, Tian He Bei Road, Guangzhou, China
Fintel Group Limited	3,503,940
1507, Greenland Commercial Land, 1258 Yuyuan Road, Shanghai China, 200050
He Junzhi	2,627,955
Rm 502, No. 34, 1280 Hualing Road, Shanghai, China, 200442
Wu Yiwen	250,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Yuan Guanghui	125,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Peng Lingling	175,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Hu Zhihan	10,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Ma Zhixin	17,236
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Xue Yanfen	15,243
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
He Qinger	17,136
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Zhao Xiaowei	11,457
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Chen Xiaoxian	11,457
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Wu Zhaowei	11,457
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Chen Qiuju	7,658

Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Liang Siming	11,457
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Li Ziyan	12,038
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Li Xiaohong	5,678
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Song Yanfang	5,778
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Xie Xiaoping	5,778
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Deng Bingzhao	7,500
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Chen Shaolian	10,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Xiao Jinghui	5,678
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Zhou Yongkang	15,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Chen Zhixiong	15,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Qin Yingbo	10,000
Room 1802, North Tower, Suntec Plaza, No. 197 Guangzhou Avenue North, Guangzhou, PRC 510075
Total	39,817,500

Schedule B
Financial statement of Buyer as of September 30, 2006

AVALON DEVELOPMENT ENTERPRISES, INC.
Balance Sheet (Unaudited)
September 30, 2006

ASSETS
Current Assets:
Cash & Cash Equivalents	$2,111.63
Accounts Receivable	920.20
Employee Advances	499.77
Total Current Assets	3,531.60
Fixed Assets:
Computer & Office Equipment	14,289.29
Accumulated Depreciation	(13,714.07)
Total Fixed Assets	572.22
TOTAL ASSETS	$4,106.82
LIABILITIES & STOCKHOLDERS' EQUITY
Liabilities
Current Liabilities:
Other Current Liabilities
Accounts Payable	$829.34
Accrued Payroll	499.77
Payroll Taxes Payable	130.80
Sales Tax Payable	62.91
Total Current Liabilities	1,522.82
Total Liabilities	1,522.82
Stockholders' Equity:
Common Stock, $.01 par value, 75,000,000 shares
authorized, 1,494,000 shares issued & outstanding -
NOTE F	332.00
Paid in Capital	28,826.26
Retained Earnings	(26,574.26)
Total Stockholders' Equity	2,584.00
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$4,106.82

Schedule C

Assets and Intellectual Property of Global Telecom

As of November 30, 2006
Rmb

1.		Cash:	315,453.61
2.		Bank deposite:	748.32
3.		Accounts Receivable:	4,355,642.35
	1)	Yangdong Operation Department, Huizhou Branch of China Unicom	1,824,541.58
	2)	Guangzhou YueShen Taiyang Network & Technology Co., Ltd	929,782.91
	3)	Mingfa Operation Department, Zhongshan Branch of China Unicom	1,601,317.86
4.		Other accounts receivable:	1,109,957.13
	1)	South Communication Equipment Factory	931,066.88
	2)	Tianhe Changjiang Communication Industry Company	1,041,793.54
	3)	Baida Net Communication	861,889.63
	4)	Dongshan Zhongxun City	1,058,088.61
	5)	Yingyuan Building	720,156.19
	6)	Huangpu Store	127,920.90
	7)	Metro Company	-290.96
	8)	Taicheng Property Management	3,700.87
	9)	Xin Yi Fang Company	125,000
	10)	Guangzhou Guangxin Company	700
	11)	Ling Yuan Xi Store	100,000
	12)	Guangzhou YueShen Taiyang Network & Technology Co., Ltd	1,905,615.44
	13)	Withholding Tax	-5,765,683.97
5.		Advance accounts	1,582,520
	1)	Huizhou wangcai Cable Factory:	625,585.15
	2)	Jieyang Morning Light Communication Cable Factory:	956,934.85
6.		Inventory:	134,861.59
7.		Fix assets original value	1,215,759.79
	1)	5 cars	886,500
		• Toyota	148,900
		• ELANTRA	134,360
		• ELANTRA	135,400

	• Jetta	120,640
	• Passat	347,200
2)	9 computers	112,200
	• One SAMSUNG	7,200
	• Two LG	12,640
	• Two LEGEND	13,160
	• Four IBM Luggable computers	79,200
3)	5 electrographs:	39,675
	• canonôfour	36,000
	• Brother, one	3,675
4)	12 air-conditions	108,670
	• Kelong:5 pieces	49,300
	• Gree:4 pieces	44,400
	• Hualing:3 pieces	14,970
5)	Office equipment	68,714.79
	• Conference Table HY-A	12,000
	• office table BD-L	8,800
	• office table BD-MS6	6,300
	• office table BD-M	6,000
	• office table BD-S	3,800
	• a set of filing cabinet	23,814.79
	• NP1215Canon Copy machine	8,000